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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 1, 2000

                          NETLOJIX COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   0-27580                     87-0378021

          (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                501 BATH STREET, SANTA BARBARA, CALIFORNIA 93101

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 884-6300

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      DISMISSAL OF KPMG LLP.

By unanimous written consent, effective June 16, 2000, the Board of Directors of NetLojix Communications, Inc. ("NetLojix" or the "Registrant"), upon recommendation of the Audit Committee of the Board of Directors, approved the dismissal of KPMG LLP as independent auditors for NetLojix.

The audit reports of KPMG LLP on NetLojix's consolidated financial statements as of and for the years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of NetLojix's consolidated financial statements for the two fiscal years ended December 31, 1999, and the subsequent interim period preceding the dismissal, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with their report.

NetLojix has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 19, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) ENGAGEMENT OF ERNST & YOUNG LLP.

On June 16, 2000, NetLojix engaged Ernst & Young LLP, certified public accountants, as independent auditors for NetLojix for 2000. The engagement of Ernst & Young LLP was approved by unanimous written consent of the Board of Directors of NetLojix, upon recommendation of the Audit Committee of the Board of Directors.

During the two fiscal years ended December 31, 1999, and the subsequent interim period preceding this engagement, neither NetLojix nor anyone acting on its behalf consulted Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on NetLojix's financial statements; or any disagreement with, or reportable event relating to, KPMG LLP.

ITEM 5. OTHER EVENTS.


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On June 1, 2000, NetLojix announced that it had terminated discussions to acquire privately-held onShore, Inc. ("onShore"). NetLojix previously announced that it had entered into a nonbinding letter of intent with onShore in April 2000.

Attached as Exhibit 99.1 is NetLojix's press release regarding this announcement.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)   EXHIBITS.

16 Letter from KPMG LLP to the Securities and Exchange Commission dated June 19, 2000 regarding termination of appointment as principal accountants for NetLojix.
99.1  Press Release, dated June 1, 2000, of NetLojix.




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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NETLOJIX COMMUNICATIONS, INC.

Dated: June 22, 2000                          By:  /s/ ANTHONY E. PAPA
                                                 -------------------------------
                                                  Anthony E. Papa
                                                  Chairman and Chief Executive
                                                  Officer



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